SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2003

Borland Software Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-16096 (Commission File Number)	94-2895440 (IRS Employer Identification No.)

100 Enterprise Way, Scotts Valley, California (Address of Principal Executive Offices)	95066-3249 (Zip Code)

Registrant’s telephone number, including area code: (831) 431-1000

(Former Name or Former Address, if Changed Since Last Report)

Item 12.	Results of Operations and Financial Condition.

On July 24, 2003, Borland Software Corporation (“Borland”) issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report.

The information in this report and the exhibit attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by Borland for purposes of § 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORLAND SOFTWARE CORPORATION

Date: July 24, 2003	By:	/s/ KENNETH R. HAHN
	Name: Title:	Kenneth R. Hahn Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Borland Software Corporation dated July 24, 2003.